MACQUARIE ETF TRUST

Macquarie Global Listed Infrastructure ETF (the “Fund”)

Supplement dated October 29, 2024 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated July 29, 2024, as supplemented

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Important Notice Regarding Change in Investment Policy

On or around December 30, 2024 (the “Effective Date”), the Fund will remove the concept of sustainable investing from the Fund’s investment objective and principal investment strategies. As a result, on the Effective Date, the following changes are planned to the Fund’s investment objective, 80% investment policy and definition of the term “listed infrastructure companies” for purposes of the Fund’s 80% investment policy:

	Current	New
Investment Objective	Macquarie Global Listed Infrastructure ETF seeks to deliver total return that consists of both capital growth and income by investing in infrastructure companies making a contribution to sustainable investment outcomes.	Macquarie Global Listed Infrastructure ETF seeks to deliver total return that consists of both capital growth and income by investing in infrastructure companies.
80% Investment Policy	Under normal circumstances, the Macquarie Global Listed Infrastructure ETF will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in global listed infrastructure companies that meet the Fund’s sustainable investment criteria.	Under normal circumstances, the Macquarie Global Listed Infrastructure ETF will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in listed infrastructure companies.
Definition of Listed Infrastructure Companies	The Fund will typically invest in “pure” infrastructure companies, which the Manager defines as companies that derive greater than 80% of their enterprise value from “pure” infrastructure assets, which typically consist of: regulated utilities, such as electric and gas transmission and distribution, water and sewage; energy infrastructure, which consists of energy transport and storage companies; transportation, such as airports, toll roads, seaports and railways; and communications, which includes cell phone tower companies.

For purposes of the 80% policy, the Fund defines listed infrastructure companies as publicly traded companies engaged in the development, operation, and/or management of infrastructure assets. Infrastructure assets include but are not limited to utilities (electric, gas, water), transportation infrastructure (airports, highways, railways, marine ports), energy infrastructure (renewable energy generation, oil, gas and/or refined product pipeline operators), and communications infrastructure (cell phone tower operators, data centers, satellites, other providers of telecommunication services).

In connection with the foregoing changes, on the Effective Date, the Fund also will make certain changes to its principal investment strategies and risks consistent with the removal of the concept of sustainable investing from the Fund’s investment strategies. More information about these changes will be available in the Fund’s Summary Prospectus, Prospectus and SAI, each to be dated as of the Effective Date.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated October 29, 2024.